MFS(R) SUN LIFE SERIES TRUST:

                             STRATEGIC INCOME SERIES

                      Supplement to the Current Prospectus

Effective February 17, 2004, the Portfolio Manager section of the prospectus is hereby restated as follows:

This series is managed by William J. Adams, a Vice President of MFS. Mr. Adams has been the series portfolio manager since February 2004 and has been employed in the MFS investment management area since 1997.



                  The date of this Supplement is March 3, 2004.